UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 14, 2016

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 15, 2016, Capricor Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the Company’s entry into a Subscription Agreement and a Registration Rights Agreement with certain investors. This Amendment No. 1 to Current Report on Form 8-K/A, which amends the Initial Report, is being filed to, among other things, attach the Subscription Agreement, the Registration Rights Agreement and the form of Warrant as exhibits, to include Exhibits 5.1 and 23.1, and to report the closing of the offerings governed by the Subscription Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2016, Capricor Therapeutics, Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain investors (the “Investors”) pursuant to which, on March 16, 2016, the Company issued and sold to the Investors an aggregate of approximately $4.1 million of registered and unregistered securities of the Company. On March 16, 2016, in accordance with the Subscription Agreement, the Company issued and sold to the Investors, and the Investors purchased from the Company, an aggregate of 1,692,151 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $2.40 per Share (the “Public Offering”). The Shares were issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207149), which was initially filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2015 and declared effective by the SEC on October 26, 2015. A prospectus supplement relating to the Public Offering was filed with the SEC on March 15, 2016.

Pursuant to the Subscription Agreement, the Company also issued and sold to the Investors, in a concurrent private placement (the “Private Placement and, together with the Public Offering, the “Offerings”), warrants to purchase up to an aggregate of 846,073 shares of Common Stock (the “Warrants” and, together with the Shares, the “Securities”). Each Warrant has an exercise price of $4.50 per share, will initially be exercisable on the date that is six months and one day from the date of issuance, and will expire on the date that is three years from the date of issuance.

The Company received net proceeds of approximately $3.9 million from the sale of the Securities in the Offerings, after deducting the placement agent fees and estimated offering expenses payable by the Company.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Investors on March 14, 2016 (the “Registration Rights Agreement”), pursuant to which the Company agreed to (i) prepare and file with the SEC a registration statement to register for resale the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) within 90 calendar days following the closing of the Private Placement, and (ii) use its reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

SC&H Capital (the “Placement Agent”) served as the Company’s placement agent for the Offerings. In consideration for services rendered as the Placement Agent in the Offerings, the Company paid to the Placement Agent upon the closings of the Offerings a cash fee equal to approximately $73,000, or 6.0% of the gross proceeds of the Shares sold to certain Investors identified by the Placement Agent. The Company also reimbursed the Placement Agent for its reasonable expenses actually and reasonably incurred in connection with its engagement, which such expenses did not exceed $5,000, and paid the reasonable legal fees of the Placement Agent’s counsel, which such expenses did not exceed $10,000.

Certain of the Company’s officers and directors purchased Securities pursuant to the Offerings. Each officer and director of the Company who purchased Warrants in the Private Placement paid a purchase price of $0.125 per Warrant Share upon the closing of the Private Placement.

The foregoing descriptions of the Subscription Agreement, the Registration Rights Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Subscription Agreement, the Registration Rights Agreement and the Form of Warrant, which are filed as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) and incorporated herein by reference.

The representations, warranties and covenants contained in the Subscription Agreement, the Registration Rights Agreement and the Warrants were made solely for the benefit of the parties to the Subscription Agreement, the Registration Rights Agreement and the Warrants and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement, the Registration Rights Agreement and the Form of Warrant are incorporated herein by reference only to provide investors with information regarding the terms of the Subscription Agreement, the Registration Rights Agreement and the Warrants and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K/A with respect to the Private Placement, the Warrants and the Warrant Shares is incorporated by reference into this Item 3.02 of this Form 8-K/A. The Warrants were issued and sold by the Company to the Investors on March 16, 2016, in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The offering of the Warrants did not involve a public offering, and no general solicitation or advertisement was made in connection with the offering of the Warrants. Accordingly, the Warrants and the Warrant Shares have not been registered under the Securities Act and the Investors may only sell the Warrants and the Warrant Shares pursuant to an effective registration statement under the Securities Act covering the resale of those securities, an exemption under Rule 144 under the Securities Act or another applicable exemption under the Securities Act. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to register for resale the Warrant Shares within 90 calendar days following the closing of the Private Placement. Neither this Form 8-K/A nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

The Subscription Agreement and the form of Warrant are filed as Exhibit 10.1 and Exhibit 4.2, respectively, to this Form 8-K/A and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit Number	Description
	4.1	Registration Rights Agreement, dated as of March 14, 2016, by and among Capricor Therapeutics, Inc. and the Investors.
	4.2	Form of Warrant, issued by Capricor Therapeutics, Inc. to the Investors on March 16, 2016.
	5.1	Opinion of Paul Hastings LLP.
	10.1	Subscription Agreement, dated as of March 14, 2016, by and among Capricor Therapeutics, Inc. and the Investors.
	23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: March 16, 2016	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
4.1	Registration Rights Agreement, dated as of March 14, 2016, by and among Capricor Therapeutics, Inc. and the Investors.
4.2	Form of Warrant, issued by Capricor Therapeutics, Inc. to the Investors on March 16, 2016.
5.1	Opinion of Paul Hastings LLP.
10.1	Subscription Agreement, dated as of March 14, 2016, by and among Capricor Therapeutics, Inc. and the Investors.
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).